SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 18, 1999


                                  KIMMINS CORP.
               (Exact name of registrant as specified in charter)


                        Commission File Number 001-10489


         Florida                                          59-2545167
(State or other jurisdiction of                (IRS Employer Identification No.)
       incorporation)


  1501 Second Avenue East
         Tampa, Florida                                      33605
(Address of principal executive offices)                   (Zip Code)




        Registrant's telephone number including area code (813) 248-3878



  (Former name or former address, if changed since last report) Not Applicable




987483v1
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Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On November 11, 1999 the Board of Directors of the Company approved the engagement of Guinta, Ferlita & Walsh, P.A. as its independent auditors for the fiscal year ending December 31, 1999 to replace the firm of Ernst & Young, LLP, who were dismissed as auditors of the Company effective November 11, 1999. The reports of Ernst & Young, LLP on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The Company has authorized Ernst & Young, LLP to discuss the results of the past two years audits with Guinta, Ferlita & Walsh.

         In connection with the audits of the Company's consolidated financial statements for each of the two years ended December 31, 1998 and in the subsequent interim periods, there were no disagreements with Ernst & Young, LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, LLP, would have caused Ernst & Young, LLP to make reference to the matter in their report.

         Ernst & Young, LLP communicated in its management letter related to its audit of the Company's December 31, 1997 financial statements that there were two material weaknesses in internal accounting controls. These material weaknesses related to the allocation of equipment costs to construction-type contracts. The Company took corrective action in 1998 in response to this communication. Ernst & Young's management letter related to its audit of the financial statement accurately of the Company's December 31, 1998 financial statements did not identify any material weaknesses in internal control.

         Ernst & Young, LLP has furnished a letter addressed to the Commission stating that it agrees with the statements contained herein. A copy of that letter, dated November 18, 1999 is filed herewith.


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Acquired Business:

                  Not applicable.

         (b)      Pro Forma Financial Information:

                  Not applicable.

         (c)      Exhibits:

16.1*          Letter to the Commission from Ernst & Young LLP dated
               November 18, 1999

----------------------------

*        Filed herewith.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KIMMINS CORP.



Date:  November 18, 1999           By:/s/ Joseph M. Williams
                                      -----------------------------------------
                                      Joseph M. Williams
                                      Secretary/Treasurer



Date:  November 18, 1999           By:/s/ Norman S. Dominiak
                                      --------------------------------
                                      Norman S. Dominiak
                                      Chief Financial Officer
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                                 EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------


16.1* Letter to the Commission from Ernst & Young LLP dated November 18, 1999

-----------

*  Filed herewith.